Exhibit 99.1

FuelCell Energy Investor Day 16 March 2022

© 2022 FuelCell Energy 2 This presentation and related commentary from Company management contain forward - looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding future events or our future financial performance that involve certain contingencies and uncertainties, including those discussed in our Annual Report on Form 10 - K for the fiscal year ended October 31 , 2021 , in the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations” . The forward - looking statements include, without limitation, statements with respect to the Company’s anticipated financial results, the Company’s plans and expectations regarding the continuing development, commercialization and financing of its current and future fuel cell technologies, its business plans and strategies, the Company’s plans and expectations regarding the completion of its existing generation backlog, the markets in which the Company expects to operate, and the size and scope of its total addressable market opportunity, which is a projection based on currently available public information . Annualized, projected and estimated numbers contained in this presentation and commentary from Company management are not forecasts and may not reflect actual results . These forward - looking statements are not guarantees of future performance, and all forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected . Factors that could cause such a difference include, without limitation : general risks associated with product development and manufacturing ; general economic conditions ; changes in interest rates, which may impact project financing ; supply chain disruptions ; changes in the utility regulatory environment ; changes in the utility industry and the markets for distributed generation, distributed hydrogen, and fuel cell power plants configured for carbon capture or carbon separation ; potential volatility of commodity and energy prices that may adversely affect our projects ; availability of government subsidies and economic incentives for alternative energy technologies ; our ability to remain in compliance with U . S . federal and state and foreign government laws and regulations and the listing rules of The Nasdaq Stock Market ; rapid technological change ; competition ; the risk that our bid awards will not convert to contracts or that our contracts will not convert to revenue ; market acceptance of our products ; changes in accounting policies or practices adopted voluntarily or as required by accounting principles generally accepted in the United States ; factors affecting our liquidity position and financial condition ; government appropriations ; the ability of the government and third parties to terminate their development contracts at any time ; the ability of the government to exercise “march - in” rights with respect to certain of our patents ; our ability to successfully market and sell our products internationally ; our ability to implement our strategy ; our ability to reduce our levelized cost of energy and our cost reduction strategy generally ; our ability to protect our intellectual property ; litigation and other proceedings ; the risk that commercialization of our products will not occur when anticipated or, if it does, that we will not have adequate capacity to satisfy demand ; our need for and the availability of additional financing ; our ability to generate positive cash flow from operations ; our ability to service our long - term debt ; our ability to increase the output and longevity of our platforms and to meet the performance requirements of our contracts ; our ability to expand our customer base and maintain relationships with our largest customers and strategic business allies ; changes by the U . S . Small Business Administration or other governmental authorities to, or with respect to the implementation or interpretation of, the Coronavirus Aid, Relief, and Economic Security Act, the Paycheck Protection Program or related administrative matters ; and concerns with, threats of, or the consequences of, pandemics, contagious diseases or health epidemics, including the novel coronavirus, and resulting supply chain disruptions, shifts in clean energy demand, impacts to our customers’ capital budgets and investment plans, impacts to our project schedules, impacts to our ability to service existing projects, and impacts on the demand for our products, as well as other risks set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”) . The forward - looking statements contained herein and in related commentary from Company management speak only as of the date of this presentation . The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement contained or incorporated by reference herein to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based . The information set forth in this presentation and related commentary from Company management is qualified by reference to, and should be read and considered in conjunction with, our Annual Report on Form 10 - K for the fiscal year ended October 31 , 2021 , filed with the SEC on December 29 , 2021 , our Quarterly Report on Form 10 - Q for the three months ended January 31 , 2022 , filed with the SEC on March 10 , 2022 , and our Current Report on Form 8 - K filed with the SEC on March 16 , 2022 . This presentation and related commentary from Company management are neither an offer to sell nor a solicitation of an offer to buy any securities of the Company, and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale is unlawful . Safe Harbor Statement

Today's Agenda

10:00 am

Welcome & Introductions
Tom Gelston
SVP, Finance and Investor Relations

Company Overview & Strategy
Jason Few
President & CEO

Market Opportunity
Troy Michaud
VP, Global Market Strategy

Technology & Innovation
Tony Leo
EVP & CTO

Q&A (~15 Minutes)

BREAK (5 Minutes)

Scaling Operations for the Future
Mike Lisowski
EVP & COO

Focusing on the Human Element
Andrea Jones
Chief People Officer

Financial Update
Mike Bishop
EVP & CFO

Closing Remarks
Jason Few
President, CEO & CCO

Q&A (~20 Minutes)

12:15 pm

Event Conclusion

FuelCell Energy

© 2022 FuelCell Energy

© 2022 FuelCell Energy Company Overview & Strategy 4

Key Messages

1. **Global energy transformation** is currently underway – every company and every industry will be impacted by the transition to net zero – and, based on our analysis, we have competitive advantages and offer highly efficient solutions to meet the challenge
2. Our technologies provide **optionality as the transition toward decarbonizing power evolves**, with hydrogen becoming a primary energy carrier and carbon capture achieving scale; multidimensional energy platforms go beyond electric power to deliver value for multiple customer applications
3. **Innovative, practical solutions that reduce Scope 1 and 2 emissions** from customer operations, offering the only known system that can produce hydrogen, water, and power from a single platform; the only known platform technology that can capture carbon from an external source and produce more power and hydrogen at the same time; differentiated electrolysis platform being commercialized that is capable of achieving ultra-high efficiency when acting as an electrolyzer — all while supporting energy security and resiliency
4. **Positioned to scale our business** by attracting key talent, expanding internal operations and looking for opportunities to utilize strategic partnerships and leverage third party manufacturing networks where optimal to maximize speed, efficiency and use of capital
5. **Strengthened balance sheet** and **disciplined capital allocation** to support profitable growth in the future
6. **Market confidence in the energy transition** and our purpose has supported raising capital to scale our organizational and manufacturing capacity, and accelerate commercialization of our solid oxide platform and carbon capture solutions

FuelCell Energy
© 2022 FuelCell Energy
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FuelCell Energy Snapshot

ENGINEERING EXPERTISE AND MANUFACTURING FACILITIES ALIGNED WITH CUSTOMERS WORLDWIDE

A global leader in manufacturing stationary fuel cell energy platforms for decarbonizing power and producing hydrogen through our proprietary fuel cell technologies

KEY STATISTICS[1]

Primary Market Focus	APAC, EMEA, NA
Employees Worldwide	~400
Manufacturing sites	U.S., Canada, Germany
Platforms in Commercial Operation[2]	95
Capacity in Field	>225 MW

LONG-TERM REVENUE MIX TARGETS



Recurring Revenue
Product
Advanced Technologies
Generation
Service & License

EXPANDING GLOBAL COLLABORATIONS / SOLUTIONS DELIVERED / PARTNERS / RELATIONSHIPS

[1] As of January 31, 2022; [2] Note that certain sites have multiple platforms. As an example, our 14.9 MW Bridgeport project site has five SureSource 3000 platforms. Currently there are 38 sites with the Company's carbonate fuel cell platforms.

FuelCell Energy
© 2022 FuelCell Energy
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© 2022 FuelCell Energy DECARBONIZING POWER • Produce decarbonized power • Capture carbon and greenhouse gases at low cost with the ability to generate power and hydrogen at the same time • Negligible nitrogen oxide (NOx) and sulfur oxide (SOx) emissions PRODUCING HYDROGEN • Supply green hydrogen (using electrolysis of water or reforming of biogas) or blue hydrogen power (using natural gas with carbon separation or carbon capture) with high efficiency • Working to commercialize a solution that scales renewables by converting excess power to hydrogen – then converting hydrogen back to power when needed • Ensuring people and industry continue to have access to reliable and affordable energy as the industrialized world continues to move forward by supporting our hardest to decarbonize sectors • Working to commercialize a gigawatt scalable solution that supports the intermittency of renewables by converting excess power to hydrogen – then using that hydrogen to make zero carbon power ENABLING A SAFE, SECURE AND PRACTICAL JOURNEY TO CARBON ZERO OUR PLATFORM EMPOWERS A SAFE, SECURE AND PRACTICAL JOURNEY TO CARBON ZERO Purpose Statement: Enable A World Empowered By Clean Energy An energy platform based on fuel cell technology 7

© 2022 FuelCell Energy Experienced Leadership Team Focused on Execution Jason Few President, CEO & CCO Time with FCE: 3 years Mike Bishop Exec. Vice President, CFO 18 years Josh Dolger Exec. Vice President, General Counsel <1 year Tony Leo Exec. Vice President, CTO 43 years Mike Lisowski Exec. Vice President, COO 20 years Andrea “AJ” Jones Chief People Officer <1 year Troy Michaud VP, Global Market Strategy & Bus. Dev. 1 year Betsy Schaefer Chief Marketing Officer <1 year Ben Toby Sr. Vice President, Direct Sales & Customer Service 18 years Greg Adams Sr. Vice President, Finance & Strategic Dev. 1 year Jill Crossman Sr. Vice President, Global Controller 16 years Tom Gelston Sr. Vice President, Finance & IR 4 years New to FuelCell Energy

Company Rebranding

ENABLING A SAFE, SECURE AND PRACTICAL JOURNEY TO CARBON ZERO

Three+ Design Points Define the New Identity:

1. **It represents the journey we are helping our customers take to carbon zero**
   The design's use of gradients signals the journey our customers are taking to carbon zero. Additionally, the reductive footprint of the broader design system reinforces how frictionless adoption of clean energy can be

2. **It takes inspiration from our DNA**
   Fuel cells don't combust their fuel but are fuel flexible in that they can run on biogas, renewable natural gas, hydrogen and natural gas blends, natural gas or a mixture of those fuels and hydrogen. In all cases, the fuel cell produces a chemical reaction with hydrogen that generates electricity. Non-hydrogen fuels are converted to hydrogen inside the cells before the power generation reaction. The design of the logo is inspired by the bonds between molecules that are broken and formed in the chemical reactions in our fuel cells

3. **Its letter forms incorporate F-C-E-L– our stock ticker symbol**

+ **When you combine the outer edges of the full logo, it forms a zero, representing our customers' journey and ours toward net zero**

FuelCell Energy

EVOLVING THE FUELCELL ENERGY BRAND
is intended to be a signal to our customers, communities, team members, and stockholders, of our absolute commitment to enabling a safe, secure and practical approach to realizing our ESG goals and assisting our customers to achieve their ESG and business goals

© 2022 FuelCell Energy 9

© 2022 FuelCell Energy 10 Expert and Diverse Board of Directors CURRENTLY EXCEEDING NASDAQ REQUIREMENTS FOR DIVERSITY, BASED ON GENDER IDENTITY AND DEMOGRAPHIC BACKGROUND 1 1 Includes all current directors; 2 Director Chris Groobey not standing for reelection in 2022. 63% of Our Board is Diverse James England Stahlman - England Irrigation Director & CEO Director since: 2008 Donna Sims Wilson Kah Capital Management COO 2021 Betsy Bingham Lean Operations Leader, Sustainability and EH&S at GE Aviation 2021 Jason Few FuelCell Energy President, CEO & CCO 2018 Chris Groobey 2 Wilson Sonsini Goodrich & Rosati Former Partner 2019 Cynthia Hansen Enbridge, Inc. EVP & President, Gas Distr. and Storage 2021 Matt Hilzinger USG, Former EVP & CFO 2015 Natica von Althann C&A Advisors Founding Partner 2015 New to the Board of Directors 33% 38% 50% 50% 63% 75% 75% 75% 88% 88% Financial Expertise/Literacy Energy Leadership/Management Business Operations Capital Management Company Executive Experience Accounting/Auditing Investment Markets Oil & Gas DE&I DIRECTOR SKILLS AND QUALIFICATIONS 1

© 2022 FuelCell Energy UNITED STATES TOTAL ENERGY CONSUMPTION 1 UNITED KINGDOM TOTAL ENERGY CONSUMPTION 2 SOUTH KOREA TOTAL ENERGY CONSUMPTION 3 Global Energy Consumption 40% 17% 17% 14% 1% 11% 32% 17% 30% 13% 1% 7% 20% 26% 11% 12% 1% 30% Transport Industry Residential Commercial & Public Services Agriculture / Forestry Non - specified 11 1 International Energy Agency, https://www.iea.org/countries

Proactively Focusing on Industry Trends to Expand Our Future TAM

~$2T

Global TAM[1]

GLOBAL ESTIMATES THROUGH 2030



$1.0T
$300B
$400B
$150B

CARBON CAPTURE
Capture Emissions; Sequestered or Utilized; Capital Investment

DISTRIBUTED POWER
Front of the Meter & Behind the Meter MW & Sub-MW; Zero & Low Carbon

Decarbonize Power

DISTRIBUTED HYDROGEN
Global Distributed H_2 Supply Green & Blue

ENERGY STORAGE
Long Duration: Providing Grid Stability & Renewable Enablement; Avoid Mineral-based Storage

Produce Hydrogen

PRODUCT PORTFOLIO WELL-POSITIONED TO CAPITALIZE ON THE ENERGY TRANSITION

[1] See Appendix for more details on estimates and assumptions

FuelCell Energy

© 2022 FuelCell Energy

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© 2022 FuelCell Energy GENERATION BUSINESS As the availability of project capital has improved, project structures in the U.S. have transitioned to predominantly power purchase agreements (“PPAs”) SERVICE AND LICENSE / PARTNERSHIPS Every platform we sell is bundled with a service agreement that runs coterminously with the life of the platform, generally 20 years 1 ADVANCED TECHNOLOGIES PROGRAMS R&D or demonstration programs funded by third parties. We undertake both privately funded and publicly funded R&D to develop opportunities, reduce product and output costs, and expand our technology portfolio PRODUCT SALES Drives top line revenue growth and service revenues, opens channels to project developers, and does not burden the balance sheet Differentiated Business Model Based on Multiple Revenue Streams 13 1 Excludes product sales to POSCO Energy/Korea Fuel Cell. RECURRING REVENUE TOP LINE GROWTH

Solutions Enabling Clean Energy

	DECARBONIZE POWER				PRODUCE HYDROGEN			
INDUSTRY APPLICATION	Combined Heat & Power	Microgrids	Carbon Separation	Carbon Capture[1]	Trigen Carbonate	Electrolysis Solid Oxide[1]	Energy Storage[1]	Zero Carbon Hydrogen Power[1]
TECHNOLOGY EMPLOYED	Carbonate Solid Oxide			Carbonate		Solid Oxide		
SUSTAINABLE COMPETITIVE ADVANTAGE	• The only fuel cell platform capable of producing steam • Baseload power with a low emission profile • Clean baseload utility scale microgrid platform that can be deployed in the urban center		• The only known platform that can capture carbon from an external source and produce more power and hydrogen at the same time • The only known platform that can produce hydrogen, power and water from a single platform • IP portfolio			• Test operation has demonstrated an initial 90% + electrical efficiency converting electricity and water to hydrogen and the opportunity for increasing efficiency to 100% electrical efficiency when incorporating waste heat • Proprietary cell architecture design – IP portfolio		

COMMERCIALIZING AN ADVANCED CLEAN ENERGY TECHNOLOGY PORTFOLIO

[1] Under development

FuelCell Energy
© 2022 FuelCell Energy
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New Path Forward in Asia

IMPORTANCE OF THE SOUTH KOREAN MARKET

- Currently the largest fuel cell market in the world
- South Korean gov't targets from Hydrogen Economy Roadmap:
  - 6.2M fuel cell vehicles and 1,200 refilling stations
  - 41K hydrogen-fueled buses and conversion of service trucks into hydrogen-powered vehicles
  - 15 GW of fuel cell power generation supply and 2.1 GW of fuel cell capacity for homes and buildings
  - Annual hydrogen supply of ~5.3M tons priced below $3/kg


KOSPO

20 MW fuel cell project sold and constructed by FuelCell Energy in Incheon, South Korea during 2018

WHY WE BELIEVE WE ARE WELL POSITIONED IN SOUTH KOREA

- GenCo's are our leading customers and require utility-scale solutions
- Grid infrastructure favors utility scale district heating and cooling solutions
- Robust set of distributed hydrogen solutions
- Favorably resolved legal proceedings with POSCO Energy Co., Ltd. in December 2021 to clarify access to the Asian market[1]
- POSCO Energy has an obligation to purchase 20 modules (28 MW) to service its existing installed base during calendar year 2022
- POSCO Energy has an installed base of 140MW that needs servicing
- FuelCell Energy also has an existing 20MW installation with KOSPO
- Differentiated technology that we believe allows us to compete in some of the world's most important markets

1 Refer to Form 8-K filing with the SEC December 27, 2021

FuelCell Energy
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Well-Positioned with Competitive Advantages

INTELLECTUAL PROPERTY & TECHNICAL EXPERTISE

335 patents and 137 pending applications[1]

PRODUCTS CHARACTERIZED BY SUSTAINABILITY OVER THEIR FULL LIFECYCLE

By weight,~93% of the entire power plant can be reused or recycled at the end of its useful life

TECHNOLOGY PLATFORMS THAT ARE ATTRACTIVE BASED ON MARKET ECONOMICS

Projects deliver power at a rate comparable to pricing from the grid in our targeted markets

Projects deliver power at an LCOE comparable to the grid in our targeted markets and with tax and policy support can deliver LCOE below the grid price

Multiple value streams are delivered from our platforms; power, thermal energy, hydrogen, water, carbon, enhanced reliability and resiliency

STRATEGIC INNOVATION AND DEVELOPMENT RELATIONSHIPS

Joint-Development Agreement with ExxonMobil Research & Development for carbon capture technology

Clean Resource Innovation Network (CRIN) carbon capture project

Distributed hydrogen and water production platform under construction for Toyota

PROPRIETARY TECHNOLOGIES – SUSTAINABLE – ECONOMIC – STRATEGIC DEVELOPMENTS

[1] As of October 31, 2021, we has 113 U.S. patents and 222 patents in other jurisdictions covering our fuel cell technology (excluding our subsidiaries). We also have 45 patent applications pending in the U.S. and 92 applications pending in other jurisdictions.

FuelCell Energy
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© 2022 FuelCell Energy 17 OPTIMIZE THE CORE BUSINESS Capitalizing on our core technological strengths in key product markets, including the use of biofuels, microgrids, distributed hydrogen, combined heat & power, and carbon separation and utilization Grow Significant Market Opportunities DRIVE COMMERCIAL EXCELLENCE Strengthening customer relationships and building a customer - centric reputation; building our sales pipeline by increasing focus on targeted differentiated applications, product sales and geographic market and customer segment expansion EXPAND GEOGRAPHICALLY AND BY MARKET Targeting growth opportunities in APAC, EMEA, and North America

© 2022 FuelCell Energy 18 INVEST Investing in our current manufacturing capabilities, advancing to commercialization our Advanced Technologies, enhancing our commercial organization, and investing in marketing to ensure the various audiences of our message have a clear understanding of our platforms and solutions, including customers, international regulatory and legislative bodies, and investors Scale Our Existing Platform to Support Growth EXTEND PROCESS LEADERSHIP Building on our legacy of process excellence, so that we scale with the same degree of quality as our current footprint BROADEN & DEEPEN OUR HUMAN CAPITAL Implementing the next phase of our plan for human capital development to support growth and enable our future

© 2022 FuelCell Energy 19 CONTINUE PRODUCT INNOVATIONS Investing in continuous product improvement, expanding commercialization of new technologies, including proprietary gas treatment systems, and advancing hydrogen - based energy storage and electrolysis, as well as carbon capture and sequestration Innovate for the Future DEEPEN PARTICIPATION IN THE DEVELOPING HYDROGEN ECONOMY Advancing our reversible solid oxide technology to support growing applications for distributed hydrogen, electrolysis and energy storage applications

© 2022 FuelCell Energy WE ARE COMMITTED TO NET ZERO At FuelCell Energy, we're doing our part by developing a plan to reduce our carbon emissions to net zero by 2050. This year, we are: • Calculating our organizational carbon footprint baseline • Conducting product life cycle assessments (LCAs) to understand emissions throughout the value chain • Setting short - term goals (2030) and long - term goals (2050) aligned with science - based targets • Developing a roadmap to net zero emissions to guide our Scope 1, 2 and 3 emissions reduction goals • Engaging employees on our net zero journey Our next zero commitment is supported by a cross - functional team of strategic and operational leaders across the company, sponsored by our Chief Financial Officer. Oversight of the project is provided by the Environmental, Social, Governance and Nominating Committee of the Board of Directors. We Are Committed to Net Zero WE ARE ALIGNED Our purpose: Enable the world to be empowered by clean energy 2030 SCOPE 1 & 2 NET ZERO

We Are Committed to Comprehensive Reporting on ESG Programs

E ENVIRONMENTAL

OUR PLANET

We utilize Design for Environment (DfE) principles in the design, manufacturing, installation, and servicing of our power platforms. DfE principles aim to reduce the overall negative human health and environmental impact of a product, process, or service, when such impacts are considered across the product's lifecycle.

IMPROVING AIR QUALITY
WHILE GENERATING POWER

Our platforms are designated as "Ultra-Clean" under California Air Resources Board (CARB) standards. They not only generate clean power, but also help clean dirty sources of power generation, thus improving air quality.

By weight, ~93% of the entire power plant can be re-used or recycled at the end of its useful life

S SOCIAL

OUR PEOPLE

Delivering clean innovative solutions one employee at a time by enabling a work environment that stimulates passion, collaboration, engagement, and speed, to ensure a performance-based culture built upon a total rewards program with three main goals:

- Attracting and retaining talented and diverse team members
- Alignment of employee and shareholders' mutual purpose
- Winning as a team – as a company, and with our broad ecosystem of customers, partners, suppliers, and the communities in which we operate



DIVERSITY, EQUITY AND INCLUSION

- We view diversity, equity and inclusion in the workplace as a business asset

G GOVERNANCE

OUR PRINCIPLES

The Environmental, Social, Governance and Nominating Committee has oversight of implementing ESG best practices and contributing to the development of overall ESG strategy.

FuelCell Energy's Senior Vice President, Investor Relations, provides quarterly updates to the Board with regard to the Company's ESG efforts and progress toward its ESG-related goals.

We are committed to board diversity, as evidenced by the makeup of our Board, including diversity of gender, race, and professional experience/thought.

FuelCell Energy
© 2022 FuelCell Energy
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© 2022 FuelCell Energy Market Opportunity 22

© 2022 FuelCell Energy 23 Energy sector is undergoing an unprecedented global transformation to decarbonize Our technology is complementary to the energy transition – including renewables, electrification, and decarbonization of heavy - industry, transport and other hard - to - abate sectors Proven engineering expertise provides differentiated and industry leading solutions Pursuing opportunities to build strategic partnerships to expand technology and addressable markets Key Messages 1 2 3 4

We Believe Strong Energy Transition Tailwinds Will Expand Our Addressable Market Opportunity

CLIMATE GOALS FOR DECARBONIZATION DRIVING MULTIPLE OPPORTUNITY SETS



CARBON CAPTURE
Capture Emissions, Sequestered or Utilized Capital Investment
DISTRIBUTED POWER
FTM & BTM
MW & Sub-MW
Zero & Low Carbon
DISTRIBUTED H_2
Global Distributed H_2 Supply
Green & Blue
ENERGY STORAGE
Long Duration: Providing Grid Stability & Renewable Enablement; Avoid Mineral-based Storage
$150B
$400B
$300B
$1.0T

~$2T Global TAM[1]

GLOBAL ESTIMATES THROUGH 2030

Strong Support of Clean Energy Adoption

- Government and corporate commitments to decarbonize
- Renewable buildout acceleration
- Increased utility investment in grid resiliency

PRODUCT PORTFOLIO WELL-POSITIONED TO CAPTIALIZE ON THE ENERGY TRANSITION

[1] See Appendix for more details on estimates and assumptions

FuelCell Energy

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© 2022 FuelCell Energy GEOGRAPHY & MARKETS ENABLE GLOBAL SUSTAINABILITY GOALS Optionality from a single technology provider enabling rapid, cost effective, decarbonization adoption TECHNOLOGY PROPRIETARY TECHNOLOGIES TO LOWER COST OF THE TRANSITION High - efficiency electrolyzer Carbon capture 1 Long duration energy storage 1 Zero - carbon thermal energy + power 1 PARTNERSHIPS ENABLING RAPID SCALE AND COMPLETE SOLUTIONS Creating additional routes to market and extending solution reach Well - Positioned to Accelerate Growth and Enable the Energy Transition 25 1 Under development

Global Carbon Neutral PledgeCOUNTRIES 1 with net-zero emissions targetsUTILITIES 2 with net-zero emissions targetsCOMPANIES 2 with net-zero emissions targets1 Source - Energy and Climate Intelligence Unit, Carbon Neutrality Coalition - non-exhaustive list 2 Source - Respective Company Websites - non-exhaustive list© 2022 FuelCell Energy 26

Key Global Markets with Strong Policy Support to Accelerate Adoption

WELL-POSITIONED IN KEY REGIONS TODAY


North America
European Union
South Korea
Japan
Australia
Markets where we are targeting growth opportunities

FOCUSED ON TARGETING GROWTH IN THE EMERGING MARKETS OF TOMORROW

- **North America**
  $9Bn Bipartisan bill for hydrogen and clean technologies
- **South Korea**
  Government goal of 15GW of Utility-Scale Fuel Cells by 2040
- **European Union**
  €34bn investment in green hydrogen electrolysers by 2030
- **Australia**
  Govt investing $1.4bn in hydrogen industry buildup

FUEL CELL SOLUTIONS POSITIONED TO SERVE THE FASTEST EVOLVING WORLD MARKETS AS THE ENERGY TRANSITION UNFOLDS

FuelCell Energy

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Developing Comprehensive Set of Solutions to Maximize Decarbonization



H_2
CO2

ENERGY SECTORS WHERE OUR TECHNOLOGY IS APPLICABLE

		FCE CAPABILITY	FCE COMPLEMENTS
Hydrogen	23%	●	
Storage	12%	●	
CCSU	10%	●	
Natural Gas	8%	●	
Biofuels	2%	●	
Solar	15%		●
Nuclear	10%		●
Wind	9%		●
Geothermal	2%		
Other	9%		

OUR TECHNOLOGIES INCLUDE THOSE WITH GREAT POTENTIAL TO ACCELERATE THE ENERGY TRANSITION

Source: Reuters Events Energy Transition Insight Survey, 2021

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Technology & Innovation© 2022 FuelCell Energy 29

Key Messages1 Carbonate fuel cell technology available since 2003; our existing fleet is installed around the world, demonstrating the reliability and durability of our proven technology2 Unique, proprietary technologies—Trigeneration: the only known platform capable of producing hydrogen, water & electricity; Carbon capture: the only known platform capable of capturing carbon from emitters while simultaneously producing power; Solid oxide: high efficiency, high temperature electrolysis1 3 Expanding from the base of proven commercial products today to commercialize newer hydrogen and carbon capture technologies 4 Deep organizational expertise with an engineering legacy dating back five decades 5 New market opportunities are emerging during the energy transition, and now we can accelerate path to scaling technologies1 Under development© 2022 FuelCell Energy 30

Leading Technologies to Provide More Energy Solutions





APPLICATION	CARBONATE[1]	SOLID OXIDE[2]
Power gen/CHP[3] from natural gas, biogas, or H_2 blends	✓	✓
Power generation/CHP from hydrogen fuel		✓
CO_2 capture from platform	✓	✓
CO_2 capture from external source while making power	✓	
H_2/Power/Water production from natural gas or biogas	✓	✓
High efficiency electrolysis H_2 production		✓
Electrolysis/Reforming/Purification	✓	

TWO ADVANCED HIGH TEMPERATURE ELECTROCHEMICAL PLATFORMS TO ADDRESS MULTIPLE APPLICATIONS

[1] Carbon capture and electrolysis applications are under development; [2] Solid Oxide technology under development ; [3] generation / combined heat and power (CHP)

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Superior Advantages to Drive Adoption – Power

1 MULTI-FEATURED
Broad and capable fuel cell portfolio; Platforms to produce power with multiple applications for high-grade waste heat; Microgrid applications; Carbon separation

2 ATTRACTIVE ECONOMICS & ENERGY SECURITY
Providing power at the point of use rather than utilizing transmission lines, improves efficiency, reduces cost, reduces new grid/distribution network investment

Eliminates long distance power line power losses, which average ~5% for the U.S. grid

3 EASY TO SITE
Compact footprint of SureSource system is a large differentiating factor, specifically in urban settings where land is limited and/or expensive and the power is most needed

4 FUEL FLEXIBLE
Renewable biogas, natural gas, hydrogen blends, and a variety of other fuels deliver low to zero carbon

5 CARBON CAPTURE & CARBON SEPARATION
Capture separation from platform power operations; Capture carbon from external source while making power[1]



FuelCell Providing On-Site Power Generation



Avangrid Fuel Cell / Solar Combination



Wastewater / Biofuel Applications Deliver Zero or Negative CO_2 Emission Profile

ELECTROCHEMICAL CONVERSION OF FUEL TO POWER CAN REDUCE EMISSIONS, INCREASE EFFICIENCY, AND IMPROVE SITING

[1] Under development

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Superior Advantages to Drive Adoption – Hydrogen

1. **MULTIPLE HYDROGEN PRODUCTION PLATFORMS**
   Carbonate Trigeneration: co-production of power, hydrogen, and water; Carbonate reforming/electrolysis/purification; High efficiency solid oxide electrolysis[1]

2. **MULTIPLE PLATFORMS DRIVE ECONOMICS IN DIFFERENT APPLICATIONS**
   High power cost applications favor Trigeneration, where co-produced power drives revenue to reduce hydrogen cost; Low power cost applications favor electrolysis

3. **MODULAR, DISTRIBUTED SYSTEMS**
   Modular architecture of carbonate and solid oxide hydrogen systems[1] expected to position the Company to address the wide range of emerging hydrogen applications, from distributed to large scale

4. **LOW TO ZERO CARBON**
   Trigeneration makes hydrogen from natural gas cleaner and with lower carbon footprint than conventional reforming; Trigeneration with biogas is carbon neutral or negative; Trigeneration can also have carbon separation; High efficiency of electrolysis platform[1] will reduce carbon footprint from grid mix power, and will be able to produce more power from zero carbon renewables or nuclear power[1]



Rendering of Long Beach Trigeneration Platform



Large Scale Electrolysis Platform

MULTIPLE PLATFORMS ADDRESS DIVERSE HYDROGEN APPLICATIONS EMERGING DURING ENERGY TRANSITION

[1] Under development

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Video – Partnership with Toyota at Long Beach, CA Facility• Trigeneration platform we are building will address the need for hydrogen fueling infrastructure by cleanly and affordably generating high-purity hydrogen in an urban location• Will be the first 100% renewable Toyota facility in North America • Key value streams: • 2.3MW Clean power – will avoid grid emissions in an area with some of the worst air quality in US • 1.3 Tons/day green hydrogen – will fuel Toyota Mirai passenger vehicles and Toyota/Paccar heavy-duty hydrogen vehicles • 1,400 gallons/day water – will be used for car washing, avoids use of city water in severe drought areaTOYOTA PORT OF LONG BEACH, CA TRIGENERATION PROJECT© 2022 FuelCell Energy 34

Solid Oxide Electrolysis[1]

EFFICIENCY ADVANTAGE



FCE Solid Oxide Electrolysis with Thermal Input 2
FCE Solid Oxide Electrolysis 2
Conventional Electrolysis
0%
20%
40%
60%
80%
100%
Electrolysis HHV Electrical Efficiency

LARGE SCALE HYDROGEN PRODUCTION FROM NUCLEAR OR RENEWABLES



DEMONSTRATION SYSTEM



DISTRIBUTED HYDROGEN PRODUCTION



5
H2

MULTIPLE PLATFORMS BEING DEVELOPED TO ADDRESS DIVERSE H_2 APPLICATIONS EMERGING DURING ENERGY TRANSITION

[1] Under development; [2] As tested in demonstration project

FuelCell Energy
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Long Duration Energy Storage[1]

- Solid oxide stacks in electrolysis mode will produce hydrogen from power, with hydrogen to be stored for future use
- Stored hydrogen will be sent back to stacks operating in fuel cell mode to make power. Stored hydrogen can also be exported to hydrogen user
- Storage duration can be increased by adding hydrogen storage capacity. Geological storage of hydrogen can provide weekly or seasonal storage
- The storage reactant is water, which is regenerated during power generation discharge – does not depend on limited quantities of lithium or cobalt



1MW REVERSIBLE SOLID OXIDE (RSOFC) SYSTEM
H_2 can be converted back to power or supplied to H_2 user, enhancing project economics
HYDROGEN
POWER
Charging power is converted to stored hydrogen by electrolysis of stored water
POWER
Stored hydrogen is converted back to power and water in fuel cell mode

AVOIDING DEPENDENCE ON LIMITED MINERALS, H2 BASED ENERGY STORAGE IS ONLY PRACTICAL APPROACH FOR LONG DURATION

[1] Under development

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Well-Positioned with Competitive Advantages

INTELLECTUAL PROPERTY REPRESENTS A BARRIER TO ENTRY FOR POTENTIAL COMPETITORS

Five decades of carbonate development leading to unique proprietary technologies for power generation, carbon capture[1], and hydrogen production

Two decades of solid oxide development leading to unique proprietary technologies for power generation and hydrogen production[1]

TECHNOLOGIES ARE ATTRACTIVE BASED ON MARKET ECONOMICS

High-efficiency power generation with optionality to co-produce heat, hydrogen, or CO_2

Carbon capture with co-production of power reduces cost of capture[1]

High-efficiency electrolysis[1] reduces cost of hydrogen

SUSTAINABILITY OVER FULL PRODUCT LIFECYCLE

ISO14001:2015, Environmental Management System certified

Approximately 93% of power plant by weight can be recycled/reused at end of life

Committed to the 2030 Net Zero target for scope 1 and scope 2 emissions

UNIQUELY POSITIONED WITH PROPRIETARY TECHNOLOGIES THAT CAN SCALE AS THE ENERGY TRANSITION GAINS MOMENTUM

[1] Under development

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Carbon Capture Technology With Favorable Economics

CARBON SEPARATION

Purification and capture of CO_2 from fuel cell power generation

Capturing fuel cell CO_2 for supply to on-site use or distribution to local off-takers for food and beverage or industrial applications




CLEAN POWER
USABLE HEAT
CARBON DIOXIDE
NATURAL GAS OR BIOGAS
• CARBONATED BEVERAGES
• FOOD PROCESSING
• DRY ICE
• WATER TREATMENT & DESALINATION
• AGRICULTURAL
• CEMENT
• PLASTICS

Commercially available today

CARBON CAPTURE

Purification and capture of CO_2 from external sources


CARBON DIOXIDE
CLEAN POWER
USABLE HEAT
CARBON DIOXIDE
NATURAL GAS OR BIOGAS

Under development with ExxonMobil Research & Engineering Company

ONLY CARBON CAPTURE SOLUTION IN THE WORLD SHOWN TO ACHIEVE NET POSITIVE POWER GENERATION

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Accelerating Innovation Through Investments in Products, People and Processes

INCREASING COMMERCIALIZATION INVESTMENT

FY2021	FY2022E
$11.3M	**$45–$55M**

FOCUSED DEVELOPMENT EFFORTS

- Adding features and capabilities to our proven, patented molten carbonate design
- Investments applied to specific technologies with greatest potential

FOCUSED ON IMPROVING COST AND RELIABILITY

- Continued extension of design life and output of modules is a core R&D focus
- Refined microgrid application features
- Supply chain improvements

ATTRACTING TOP TALENT

- Dedicated engineers and scientists focused on realizing FuelCell Energy's purpose of enabling a path to carbon zero
- Adding staff to R&D and engineering departments

DEVELOPING COMMERCIAL PRODUCTS AND TECHNOLOGIES TO ENABLE THE ENERGY TRANSITION

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Q&A© 2022 FuelCell Energy 40

© 2022 FuelCell Energy Scaling Operations for the Future 41

© 2022 FuelCell Energy 42 Manufacturing expertise based on decades of proprietary knowledge Continuous improvement is culturally ingrained and important to capacity expansion as we further develop and leverage our operational excellence Scaling manufacturing capabilities to significantly ramp up our annualized production of fuel cell stacks and platform equipment to meet current and expected demand Flexibility to scale carbonate and solid oxide manufacturing capacity in North America and Europe Optionality to scale efficiently as new products reach commercialization Key Messages 1 2 3 4 5

Established Integrated Operating Model

OPERATIONS VALUE CHAIN

SAFETY, QUALITY, CUSTOMER SERVICE

Commercial Engineering

- Commercial Design
- Robust Product Verification & Validation Testing
- Customer Engagement
- Requirements Review & Solidification

Supply Chain

- Rigorous Supplier Qualification
- Supplier Quality Controls
- Supply Chain Risk Mitigation
- Inspection & Testing

Manufacturing

- Integrated Manufacturing Operation – Core Technology
- Contract Mfg. Partners – Mechanical Equipment
- Turnkey Mfg. Partners – Electrical Equipment
- Highly Scalable

Project Management

- Established Qualified Construction Services Network
- Site Civil Construction through Substantial Completion
- On-site Safety and EPC Quality Control
- Deliver Commercial Operations

Global Monitoring & Control

- Centralized 24-hour Monitoring and Control of Global Fleet
- Real-time Performance Monitoring
- Long-term Performance Optimization – Operations Engineering

Field Service Operations

- Integrated Field Service Team – Geographically Located Regionally in Project Markets
- Long-term Service Agreements Provide Preventive Maintenance, Platform Upgrades – to Improve Asset Performance

CONTINUOUS IMPROVEMENT FEEDBACK

FuelCell Energy

© 2022 FuelCell Energy

© 2022 FuelCell Energy 44 Advanced manufacturing process utilizing proprietary designs and state - of - the - art manufacturing equipment to produce components are the heart of the company’s SureSource carbonate and solid oxide systems 1 Experienced global team with broad technical expertise optimizing our global manufacturing footprint as we ramp manufacturing of carbonate systems and work to launch commercial production of our solid oxide systems Fuel Cell Manufacturing Expertise – Global Footprint 1 Under development CARBONATE MANUFACTURING Torrington, CT, USA SOLID OXIDE MANUFACTURING Calgary, Canada CARBONATE MANUFACTURING Taufkirchen, Germany

Strong Culture of Continuous Improvement

OPERATIONAL EXCELLENCE

- Safety: ISO45001:2018, Occupational Health & Safety System certified 4/2021
- Quality: ISO9001:2015, Quality Management System certified 11/2020
- Delivery: Manufacturing 100% OTD for 3 years with a 7% increase in installed fleet since 2019

LEAN CULTURE

- Aggressively reducing waste as manufacturing production rate increases: 52% reduction YoY
- Yield and efficiency improvements: optimization of 45 MW capacity on 1-shift operation
- Process improvements: reduction of cycle times >20% in final manufacturing operation step
- Cost reduction/containment: direct and indirect cost reduction focus across platform

ENVIRONMENTAL LEADERSHIP

- ESG: ISO14001:2015, Environmental Management System certified 10/2021
- "Cradle-to-cradle" Life Cycle Analysis (LCA): approximately 93% of power plant by weight can be recycled/reused at end of life
- Launched CO_2 footprint baseline, Organizational LCA, and roadmap to net zero campaign
- Committed to the 2030 net zero target for scope 1 and scope 2 emissions

FuelCell Energy Safety Centered Culture

Experience Modification Rate (EMR)



Experience Modification Rate (EMR)
NAICS Industry Average = 1.0
1.2
1
0.8
0.6
0.4
0.2
0
1
0.81
0.65
0.61
0.65
0.59
0.68
2015
2016
2017
2018
2019
2020
2021

Lean to Our Core

Waste Reduction Realization



Pounds of Waste Generated Per MW Manufactured
Pounds of Waste Generated Annually (LBS.)
Annualized Production Run Rate (MW)
2,500
2,000
1,500
1,000
500
-
35
30
25
20
15
10
5
0
1,966
26
1,414
17
1,259
14
828
32
2018
2019
2020
2021
Pounds of Waste (Annually)
Production Rate (MW)

CONTINUOUS IMPROVEMENT CULTURE - SOLID FOUNDATION OF EXPERIENCE AND INDUSTRIAL RIGOR

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Established and Stable Supply Chain

INTEGRATED SUPPLY CHAIN QUALIFICATION AND RISK MITIGATION PROGRAM

- Robust supplier qualification approval process
- Ongoing rigorous performance and supply risk monitoring
- Advanced supply chain scale-up planning for facilities, tooling, resources, and direct materials

WORKING TO ASSURE SUPPLY CONTINUITY AND REDUCE RISK

- Established relationships, strong commercial contracts, coupled with communication across Tier 1 suppliers
- Focused and direct engagement with critical Tier 2 and Tier 3 suppliers
- Overall lean inventory management with strategic focus on critical safety stock
- Commodity market risk mitigation through physical hedging program
- Alternate supplier development and qualification to increase optionality and competitive landscape
- Developing supplier capabilities to improve quality, reduce lead time and costs, and expand capacity
- Proactively advancing U.S.-domestic supplier development to mitigate geopolitical trade challenges

Qualified Global Supply Chain, Centered in North America, is Stable and Built on a Foundation of Strong Time-tested Relationships

Headwinds: geopolitical trade challenges, commodity dynamics, COVID, logistics

GLOBAL SUPPLY CHAIN



- North America (~84%)
- Europe (~8%)
- Asia (~8%)

FOCUSED ON MAINTAINING SUPPLY CONTINUITY BY LEVERAGING STRONG FOUNDATIONAL RISK MITIGATION STRATEGIES AND TACTICS

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© 2022 FuelCell Energy FLEET GLOBAL MONITORING & CONTROL CENTER (GMCC) 47 CENTRALIZED GLOBAL MONITORING AND CONTROL • Entire global fleet centrally and remotely monitored 24/7 at our GMCC located in the U.S.; platforms do not require on - site operators • Field Service teams regionally located near fleet sites to enable rapid response times • Continuous improvement focus on fleet reliability • Legacy plants upgraded with newer - generation equipment to improve reliability and resiliency CORE FOCUS ON FLEET PERFORMANCE • Achieved a >9% increase in actual fleet output since 2018, many improvements implemented in 2020 & 2021 Performance of Installed Fleet

© 2022 FuelCell Energy 48 • Focused on completing construction and achieving commercial operation of current project backlog • Building selected cross - functional bench strength across operations to support project execution • Expanding qualification of strategic Engineering, Procurement and Construction (EPC) partnership network with leading site ci vil , mechanical and electrical construction firms • Streamlining project management and execution process Project Backlog Completion EXECUTION OF PROJECT BACKLOG CORE FOCUS ON SUSTAINABLE VELOCITY THROUGH THE PROJECT EXECUTION PROCESS – CONVERSION OF BACKLOG TO REVENUE IN CONSTRUCTION – SureSource Trigen Plant for Toyota Logistics America – Port of Long Beach, Long Beach, CA

© 2022 FuelCell Energy 49 NEAR - TERM PRODUCTION SCALE - UP • Passionate and experienced team driving continuous improvements across operations • Growing our team and increasing talent depth • Efficiently optimizing existing North American production facility with maximum annualized capacity of 100 MW when fully utilized; scalable to 200 MW with additional investment in machinery, tooling, equipment and inventory • Working to ensure supply chain capacity meets production demand • Leveraging existing facility footprint and infrastructure – with expansion of our U.S. and Canadian facilities STRATEGIC PRODUCTION SCALE - UP ROADMAP • Proven replicable production system - efficient to scale • Leveraging leading - edge technologies and advanced manufacturing automation • Evaluating optionality: strategic make/buy, acquisitions, licensing, partnering, or further internal expansion Roadmap for Scaling Capacity FUELCELL ENERGY North American Production Operations - Torrington, CT USA

© 2022 FuelCell Energy Focusing on the Human Element 50

© 2022 FuelCell Energy 51 Position of Chief People Officer created to support scaling the organization as we refocus our mission to build the next generation of talent as we grow our business Strategically building out HR infrastructure as a business partner model to better align the organization with business objectives Aggressively addressing current workforce trends and evolving our employee value proposition to attract critical talent as we scale We believe the inherent appeal of our purpose - driven culture is a competitive advantage that gives us confidence in our ability to execute Key Messages 1 2 3 4

© 2022 FuelCell Energy HUMAN RESOURCES TRANSFORMATION Transitioning HR to serve as a strategic business partner to align the organization with business objectives RECRUITMENT & SELECTION Thinking differently to attract, hire, and retain top talent by looking at skill - based hiring HUMAN CAPITAL INITIATIVES Harnessing our workforce expertise to develop the next generation of employees through a performance and talent management process LIVING OUR VALUES Committed to our values of inclusion and innovation; a diverse workforce amplifies skills and idea generation Human Resources Strategic Initiatives 52

© 2022 FuelCell Energy 53 Delivering clean innovative solutions one employee at a time by enabling a work environment that stimulates passion, collabor ati on, engagement and speed, to ensure a performance - based culture built upon a total rewards program with three main goals: Human Resources Mission Statement ENABLING A WORLD EMPOWERED BY CLEAN ENERGY ATTRACTING AND RETAINING THE BEST TALENT WINNING AS A TEAM – as a Company, and with our broad ecosystem of customers, partners, suppliers and the communities in which we operate ALIGNMENT OF EMPLOYEE AND SHAREHOLDER’S MUTUAL PURPOSE 1 2 3

© 2022 FuelCell Energy 54 NEW METHODS OF SOURCING HUMAN CAPITAL • Building our brand in the community • Working with schools/community colleges • Increasing visa sponsorship • More agile approach to screening 18 - TO 24 - MONTH VIEW OF TALENT NEEDS • Aggressively recruiting to fill open positions • Interview training – skill based • Build up manufacturing capabilities – adding additional shifts • Considering alternative opportunities to scale operational needs Attracting & Retaining The Best Talent RECRUITMENT AND SELECTION OUR FOCUS ON R&D AND ENGINEERING TALENT GROWTH WILL FURTHER DRIVE CULTURE AND COMPANY SUCCESS WHY PEOPLE CHOOSE FUELCELL ENERGY

© 2022 FuelCell Energy TALENT & PERFORMANCE MANAGEMENT • Initiating a new performance management platform that is tied to a pay - for - performance model • Developing individual growth plans to help people “GROW” their career • Establishing leadership competencies to know what “Winning Looks Like” at FuelCell Energy • Creating on - the - job experiences to grow professionally using the 70/20/10 model • Developing a technical career path for our engineering talent COMPENSATION & BENEFITS • Compensation - Standardized equity for most levels in the organization - Proper leveling tied to market value - Pay equity across the organization - Developing a rewards and recognition program • Benefits - Creating wellness programs - Modernizing our HR policies and procedures based on new norms - Benchmarking competitor benefit packages - Tuition reimbursement - Flexible work environment Our People Approach 55 RETAINING OUR TALENT: FORWARD LOOKING BUILDING NEXT - GENERATION TALENT TO STRENGTHEN OUR CULTURE The grass is greener where you water it

A Journey To Be Best in Class

GLOBAL FOOTPRINT



78% MALE

22% FEMALE

EDUCATED WORKFORCE



1%
5%
5%
14%
46%
30%
High School
Bachelors
Masters
PhD
Associates
JD

DIVERSITY AND INCLUSION – UNITED IN PURPOSE

Developing a Diversity Diagnostic Assessment

Defining a DE&I commitment tied to compensation

Fostering affinity groups

- Celebrate Black History Month
- Continue celebrations for Asian American and Pacific Islander Heritage Month
- Celebrate National Hispanic Heritage Month

Implementing unconscious bias training for ALL employees

Recruiting Society for Women Engineers at UCONN and nationally

Modernizing our policies



fuelcellenergy

Photo: Manufacturing Day – October 2021

CREATING AN INCLUSIVE WORK ENVIRONMENT THAT STIMULATES PASSION FOR OUR PURPOSE

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© 2022 FuelCell Energy Financial Update 57

© 2022 FuelCell Energy 58 Transformed balance sheet since implementation of Powerhouse strategy Multiple sources of funding resulting in strengthened financial liquidity Strong backlog with recurring revenues from long - term contracts with Tier 1 customers. Targeting increasing product sales in the U.S., Asia, and Europe bundled with long - term service contracts Strong financial foundation , expected to enable us to grow, scale, and innovate, while exploring strategic opportunities for partnerships Thoughtfully allocating capital to fund the next phase of growth aligned with addressable market opportunity Key Messages 1 2 3 4 5

© 2022 FuelCell Energy $9.4 $149.9 $432.2 $377.0 $30.3 $42.2 $28.0 $28.5 10/31/2019 10/31/2020 10/31/2021 1/31/2022 59 $405.4M OF CASH, RESTRICTED CASH AND EQUIVALENTS OF AS OF 1/31/22 • De - levered corporate balance sheet in FY 2021 • Paid down $87.3M of senior debt • Paid off $21.5M preferred stock obligation • Well - established financing relationships with bulge - bracket banks • Expanded sources of liquidity to include tax equity financing transactions, and we expect to target debt financing to accelerate strategic initiatives • Flexibility to scale by making investments in project assets, manufacturing, commercialization of hydrogen technologies, and sales and marketing efforts Transformed Balance Sheet CASH AND EQUIVALENTS ($M) STRENGTHENED BALANCE SHEET SINCE START OF POWERHOUSE STRATEGY PROVIDES FLEXIBILITY AND LIQUIDITY $192.1 $405.4 $39.8 ■ Restricted ■ Unrestricted $460.2

© 2022 FuelCell Energy INVESTMENTS IN PROJECT ASSETS 1 ($M) 60 • $256.1M of total project assets 1 as of January 31, 2022, reflecting progress made against project backlog • These assets are sited at Tier 1 off - takers under long - term power purchase agreements (PPAs) • As generation projects go into operation, we seek project financing through tax equity and debt, which allows capital to be redeployed and recycled in the business Liquidity to Invest in Growth 1 Project assets consist of capitalized costs for fuel cell projects and excludes accumulated depreciation. Net of depreciation , project assets totaled $235.6 million as of January 31, 2022. INVESTMENTS IN CAPEX GROW ASSET BASE AS PROJECTS GO INTO OPERATION $75.1 $99.4 $116.3 $165.5 $84.9 $91.2 $126.8 $90.6 10/31/2019 10/31/2020 10/31/2021 1/31/2022 $256.1 ■ Completed ■ In Development $190.6 $160.0 $243.1

© 2022 FuelCell Energy 2019 2020 2021 2022E 2023E 2024E 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 61 BACKLOG AS OF JANUARY 31 ($1B) Recurring Cash Flow Growth From Generation Portfolio 1 Purchase Power Agreements; RECURRING REVENUE EXPECTED TO GROW WITH EXECUTION OF PROJECT BACKLOG • Finished 2021 with 34MW of operating assets • Added the 7.4MW LIPA project in Q1 2022 • Expect to build out balance of generation over the medium term to total ~75MW Ŷ Generating Assets 1 (MW) MW Ŷ Backlog (MW) Backlog increased by approximately 3% year - over - year reflecting continued project execution and adjustments to generation backlog, primarily resulting from (i) the addition of the product sales backlog from the module order received from a POSCO Energy subsidiary, (ii) module exchanges with higher future output and revenues expected and (iii) inclusion of the project with United Illuminating in Derby, CT which was awarded in the second quarter of fiscal year 2021; Advance Technologies backlog reflects new contracts from the U.S. Department of Energy partially offset by work performed under our Joint Development Agreement with ExxonMobil Research and Engineering Company. Note that approximately $22.2 million of backlog which was previously classified as “Service and license backlog” was reclassified to "Product” backlog as a result of the settlement agreement with POSCO Energy. This amount represents the value of the extended warranty associated with the module order. $0.164 $0.123 $1.062 $1.092 $0.044 $0.032 $0.060 Q1 2021 Q1 2022 Product Adv. Tech. Generation Service + License $ 1.307 $1.270 Medium Term

Partnerships to Expand Presence and Capabilities

WE BELIEVE THERE WILL BE NATURAL PARTNERS ACROSS THE ENERGY TRANSITION ECOSYSTEM.

FuelCell Energy will consider opportunities to establish strategically aligned partnerships, which could take many different forms.

JOINT DEVELOPMENT AGREEMENT WITH EXXONMOBIL RESEARCH AND ENGINEERING COMPANY

Utilizing FuelCell Energy's proprietary carbonate technology to develop and commercialize large scale carbon capture

Working towards a future demonstration project at ExxonMobil location in Rotterdam, the Netherlands, leveraging the Porthos North Sea project

CRITERIA AND FILTERS

Market, customer and/or product

Operational and supply chain alignment

Core competencies and synergies

POTENTIAL AREAS FOR NEW PARTNERSHIPS

Manufacturing / capacity expansion

Commercial geographic expansion

Offtake of product attributes (i.e., power, hydrogen, CO_2, environmental attributes, etc.

Implementation of carbon capture

PARTNERSHIPS CAN BE AN AVENUE TO STRENGTHEN THE COMPANY TO COMPETE IN THE MARKETPLACE

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© 2022 FuelCell Energy COMMENTARY • Optionality to scale investments in various technologies • Efficient capital deployment to achieve product commercialization • Execution on project backlog • Investment in innovation to reduce manufacturing costs • Investment in R&D to commercialize technology and lengthen product life • Maintain strong balance sheet 63 DIVERSE SOURCES • Existing cash balance • Tax equity financing of completed projects • Existing and future debt financing • Potential future partnerships or JVs • Asset - backed financing • Equity capital markets (including At - the - market sales of shares) • Future cash flow from operations • Future revolver Clear Strategic Capital Allocation Priorities POTENTIAL SOURCES AND USES OF CASH INCREASING AVAILABLE LIQUIDITY TO FUND COMMERCIALIZATION OF NEW TECHNOLOGIES POTENTIAL USES • Completion of projects in backlog or future project awards • Expansion of manufacturing capacity of fuel cell modules • Expansion of manufacturing capacity for solid oxide products • R&D expense - Commercialize technology - Lengthen product life - Reduce cost • Acquisition of technologies or companies

FY2022 Projected Investments for Future Growth

LARGE SCALE INVESTMENT TO ENABLE THE COMPANY TO COMPETE AND MEET THE MARKET NEEDS IN MEDIUM- AND LONG-TERM

PLANNED CAPITAL EXPENDITURES OF $40M TO $50M FOR FY2022

- Investments in our factories for carbonate and solid oxide production capacity expansion
- Addition of test facilities for new products and components
- Expansion of laboratories
- Upgrades to and expansion of our business systems

PLANNED COMPANY FUNDED R&D ACTIVITIES OF $45M TO $55M IN FY2022
to accelerate commercialization of our Advanced Technologies solutions

- Distributed hydrogen
- Long duration hydrogen-based energy storage
- Hydrogen power generation

PLANNED INVESTMENT OF $40 TO $60 MILLION
for project assets in our Generation portfolio backlog

CAPITAL EXPENDITURES ($M)


$40 – $50
$6.4
$0.4
FY2020
FY2021
FY2022E

RESEARCH AND DEVELOPMENT ($M)


$45 – $55
$11.3
$4.8
FY2020
FY2021
FY2022E

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© 2022 FuelCell Energy 65 KEYS TO BUSINESS PLAN ACHIEVEMENT • Execution on project backlog, generating recurring revenue • Winning new business around the world • Capacity expansion • Achieving product commercialization (SOFC / Carbon Capture) and gaining market share • Reducing manufacturing costs and improving product performance through continuous innovation • Recruiting and retaining talent • Deploying capital efficiently Long Term Targets BASED ON COMMERCIALIZATION OF TECHNOLOGIES UNDER DEVELOPMENT REVENUE TARGETS AND INVESTMENTS TO BE UPDATED AS THE ENERGY TRANSITION EVOLVES MACRO ASSUMPTIONS • Continuation of the global energy transition with businesses and governments investing in resolving the global climate crisis and achieving their Net Zero commitments • Global carbon reduction initiatives receive broad regulatory support including a price for carbon • Hydrogen becomes a significant energy source • Continuation of favorable clean energy policies in the regions where we operate • FCE’s Proprietary technology can command high margins FY 2025 Revenues > $300 Million FY 2030 Revenues > $1 Billion

© 2022 FuelCell Energy Closing Remarks 66

© 2022 FuelCell Energy Global tailwinds Compelling long - term strategy Significant competitive advantages Deep and broad leadership team including new talent Proven operating capabilities to support execution Disciplined approach to capital allocation Confidence in our future Key Messages 67

© 2022 FuelCell Energy Q&A 68

© 2022 FuelCell Energy Appendix 69

Appendix Total Addressable Market Climate initiatives are driving the global push to reduce greenhouse gases, including CO2, nitrogen oxides and sulfur oxides. The Company believes there exists a large and increasing combined total addressable market (“TAM”) opportunity for the solutions the Company has commercially available today and the solutions that the Company is actively developing for commercialization, which are focused on addressing global climate change, air quality, emissions, and the need for resilient and reliable power. Through the unique capabilities of our platforms, we can isolate and remove CO2 from exhaust streams, provide distributed hydrogen cost effectively to further advance the transportation industry’s shift to hydrogen powered vehicles, and provide industrial and utility customers with a secure and local supply of hydrogen. Hydrogen is also an effective medium for the storage of energy, and we are in the process of commercializing a highly efficient and environmentally favorable hydrogen- based long-duration energy storage solution. We believe hydrogen-based storage is environmentally superior to a mineral-based storage solution such as lithium-ion batteries. Additionally, through the deployment of our megawatt and sub-megawatt platform solutions, we can deliver the benefits of clean distributed power generation, including the desirable value stream of thermal energy, and avoid the need for massive, long distance transmission infrastructure and the risks that the traditional transmission grid creates. The Company views TAM as the overall revenue opportunity that is available for a product or solution if 100% market share is achieved. We believe that the combined value of our TAM opportunity based on third party sources and application of management’s current assumptions is approximately $2 trillion cumulatively from the date hereof through the end of calendar year 2030 (the “Measuring Period”). This cumulative number represents the combined estimated total market size over the Measuring Period and is not a projection or estimate of the actual market share that the Company could achieve or the amount of revenue that could be generated in these markets in the Measuring Period. The four primary solutions which the Company views as serving its combined, cumulative $2 trillion TAM opportunity are: (i) Carbon capture, carbon separation and utilization (approximately $1 trillion). Carbon capture technology is currently under development by the Company to serve this market, while the Company currently has carbon separation and utilization solutions. The Company’s ability to participate in the carbon capture market also assumes that ExxonMobil Research Engineering Company (“EMRE”), which funds some of the Company’s research into carbon capture and which owns certain intellectual property rights related to the Company’s carbon capture technology, will provide the Company with the necessary licenses or will otherwise allow the Company to exploit carbon capture technology outside of capturing carbon generated by the Company’s own platforms (for which the Company does not require a license from EMRE) (ii) Distributed hydrogen (approximately $400 billion). The Company currently has a distributed hydrogen solution to serve this market. © 2022 FuelCell Energy 70

© 2022 FuelCell Energy 71 Appendix Total Addressable Market (cont.) (iii) Megawatt and sub - megawatt in front of the meter and behind the meter distributed power (approximately $300 billion). The Company currently has solutions to serve this market. (iv) Solid oxide based long - duration hydrogen energy storage and electrolysis (approximately $150 billion). Solid oxide based lo ng - duration hydrogen energy storage and electrolysis is currently under development by the Company to serve this market.

© 2022 FuelCell Energy 72 Appendix - Sources Carbon Capture TAM sources: 1) International Energy Agency, CCUS in Clean Energy Transitions Report (2020), available at https://www.iea.org/reports/ccus - in - clean - energy - transitions 2) Morgan Stanley, Carbon Capture Report (April 2021) (not publicly available, on file with the Company) 3) Intergovernmental Panel on Climate Change, Special Report on Global Warming of 1.5 ° C (October 2018) , available at https://www.ipcc.ch/sr15/ Distributed H2 TAM sources: 1) BloombergNEF , H2 Economy Outlook (2020), available at https://data.bloomberglp.com/professional/sites/24/BNEF - Hydrogen - Economy - Outlook - Key - Messages - 30 - Mar - 2020.pdf 2) Hydrogen Council, Hydrogen Insights 2021, available at https://hydrogencouncil.com/en/hydrogen - insights - 2021/ Distributed Power Generation TAM sources: 1) Morgan Stanley, Equity Research (July 2020) (not publicly available, on file with the Company) 2) MarketLine data, (not publicly available, on file with the Company) 3) Wells Fargo, Equity Research (April 2021) (not publicly available, on file with the Company) Energy Storage TAM source: 1) BloombergNEF , Long - Term Storage Outlook (2020) , available at https://about.bnef.com/new - energy - outlook - 2020/ 2) Wood Mackenzie, Power & Renewables (April 2021), available at https://www.woodmac.com/store/industry - sector/power - and - renewables/ 3) Guidehouse Insights, Market Data: Utility - Scale Energy Storage Market Update (1Q 2022), (not publicly available, on file with the Company)